Exhibit 99.1

U.S. GAAP to Non-GAAP Reconciliations

In addition to reporting our U.S. GAAP operating results, we have historically reported non-GAAP financial information. Refer also to our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the periods presented for additional information on our GAAP to non-GAAP adjustments.

Schedule 1.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Six Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$2,155	$(98)	$276	$1,977	$610	30.9%	$(495)	$(185)	$8	$2,039	$1.44
Simplify to Grow Program	254	(1)	—	255	66		—	—	—	189	0.13
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(138)	—	(4)	(134)	(18)		—	—	—	(116)	(0.08)
Acquisition integration costs	3	—	—	3	1		—	—	—	2	—
Acquisition-related costs	24	—	—	24	4		—	—	—	20	0.01
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Remeasurement of net monetary position	8	—	—	8	—		—	—	—	8	—
Impact from pension participation changes	45	14	(6)	37	8		—	—	—	29	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(99)		—	—	—	99	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		495	—	—	(370)	(0.26)
Equity method investee items	—	—	—	—	4		—	(67)	—	63	0.04

Adjusted (Non-GAAP)	$2,369	$(85)	$131	$2,323	$490	21.1%	$—	$(252)	$8	$2,077	$1.46
Net earnings from divestitures - KDP	—	—	—	—	(4)		—	16	—	(12)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	3	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$2,369	$(85)	$131	$2,323	$485	20.9%	$—	$(233)	$8	$2,063	$1.45

Currency										(110)	(0.07)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,953	$1.38

Diluted Average Shares Outstanding											1,419

	For the Six Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,569	$(64)	$275	$1,358	$489	36.0%	$(192)	$(227)	$8	$1,280	$0.89
Simplify to Grow Program	134	(4)	—	138	33		—	—	—	105	0.07
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	187	—	1	186	32		—	—	—	154	0.11
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	15	—	—	15	3		—	—	—	12	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(6)		—	44	—	(38)	(0.02)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	—	—	(6)	6	1		—	—	—	5	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.06
Gain on equity method investment transactions	—	—	—	—	(17)		192	—	—	(175)	(0.12)
Equity method investee items	—	—	—	—	5		—	(39)	—	34	0.02

Adjusted (Non-GAAP)	$2,048	$(68)	$167	$1,949	$324	16.6%	$—	$(222)	$8	$1,839	$1.28
Net earnings from divestitures - KDP	—	—	—	—	(3)		—	12	—	(9)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	5	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$2,048	$(68)	$167	$1,949	$320	16.4%	$—	$(205)	$8	$1,826	$1.27

Diluted Average Shares Outstanding											1,442

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$872	$(54)	$58	$868	$398	45.9%	$(502)	$(107)	$1	$1,078	$0.76
Simplify to Grow Program	132	(1)	—	133	35		—	—	—	98	0.07
Intangible asset impairment charges	32	—	—	32	8		—	—	—	24	0.02
Mark-to-market (gains)/losses from derivatives	(20)	—	(3)	(17)	4		—	—	—	(21)	(0.02)
Acquisition integration costs	2	—	—	2	1		—	—	—	1	—
Acquisition-related costs	17	—	—	17	3		—	—	—	14	0.01
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	44	14	(3)	33	7		—	—	—	26	0.02
Impact from resolution of tax matters	(5)	—	2	(7)	(1)		—	—	—	(6)	—
Initial impacts from enacted tax law changes	—	—	—	—	(95)		—	—	—	95	0.07
Gain on equity method investment transactions	—	—	—	—	(125)		502	—	—	(377)	(0.27)
Equity method investee items	—	—	—	—	3		—	(8)	—	5	—

Adjusted (Non-GAAP)	$1,077	$(41)	$54	$1,064	$238	22.4%	$—	$(115)	$1	$940	$0.66
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	7	—	(5)	—
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,077	$(41)	$54	$1,064	$235	22.1%	$—	$(106)	$1	$934	$0.66

Currency										(60)	(0.04)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$874	$0.62

Diluted Average Shares Outstanding											1,416

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(1)		—	16	—	(15)	(0.01)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(23)	—	19	0.01

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$126	14.1%	$—	$(113)	$1	$881	$0.61
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	4	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	4	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$942	$(35)	$82	$895	$125	14.0%	$—	$(105)	$1	$874	$0.61

Diluted Average Shares Outstanding											1,439

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2021
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,283	$(44)	$218	$1,109	$212	19.1%	$7	$(78)	$7	$961	$0.68
Simplify to Grow Program	122	—	—	122	31		—	—	—	91	0.07
Mark-to-market (gains)/losses from derivatives	(118)	—	(1)	(117)	(22)		—	—	—	(95)	(0.07)
Acquisition integration costs	1	—	—	1	—		—	—	—	1	—
Acquisition-related costs	7	—	—	7	1		—	—	—	6	0.01
Gain on acquisition	(9)	—	—	(9)	(2)		—	—	—	(7)	—
Remeasurement of net monetary position	5	—	—	5	—		—	—	—	5	—
Impact from pension participation changes	1	—	(3)	4	1		—	—	—	3	—
Loss on debt extinguishment and related expenses	—	—	(137)	137	34		—	—	—	103	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(4)		—	—	—	4	—
Loss on equity method investment transactions	—	—	—	—	—		(7)	—	—	7	—
Equity method investee items	—	—	—	—	1		—	(59)	—	58	0.04

Adjusted (Non-GAAP)	$1,292	$(44)	$77	$1,259	$252	20.0%	$—	$(137)	$7	$1,137	$0.80
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	1	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,292	$(44)	$77	$1,259	$250	19.9%	$—	$(127)	$7	$1,129	$0.79

Currency										(50)	(0.03)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$1,079	$0.76

Diluted Average Shares Outstanding											1,422

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(5)		—	28	—	(23)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	1		—	(16)	—	15	0.01

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$198	18.8%	$—	$(109)	$7	$958	$0.66
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP) - As Recast	$1,106	$(33)	$85	$1,054	$195	18.5%	$—	$(100)	$7	$952	$0.66

Diluted Average Shares Outstanding											1,445

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,853	$(138)	$608	$3,383	$1,224	36.2%	$(989)	$(421)	$14	$3,555	$2.47
Simplify to Grow Program	360	(3)	—	363	81		—	—	—	282	0.20
Intangible asset impairment charges	144	—	—	144	33		—	—	—	111	0.08
Mark-to-market (gains)/losses from derivatives	(16)	—	3	(19)	(8)		—	—	—	(11)	(0.01)
Acquisition integration costs	4	—	—	4	2		—	—	—	2	—
Acquisition-related costs	15	—	—	15	—		—	—	—	15	0.01
Divestiture-related costs	4	—	—	4	—		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(15)		—	74	—	(59)	(0.04)
Costs associated with JDE Peet’s transaction	48	—	—	48	(250)		—	—	—	298	0.20
Remeasurement of net monetary position	9	—	—	9	—		—	—	—	9	0.01
Impact from pension participation changes	—	—	(11)	11	2		—	—	—	9	0.01
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(36)		—	—	—	36	0.02
Gain on equity method investment transactions	—	—	—	—	(202)		989	—	—	(787)	(0.55)
Equity method investee items	—	—	—	—	7		—	(91)	—	84	0.06

Adjusted (Non-GAAP)	$4,401	$(141)	$340	$4,202	$892	21.2%	$—	$(438)	$14	$3,734	$2.59
Net earnings from divestitures - KDP	—	—	—	—	(7)		—	28	—	(21)	(0.02)
Change in equity method investee items	—	—	—	—	(2)		—	7	—	(5)	—

Adjusted (Non-GAAP) - As Recast	$4,401	$(141)	$340	$4,202	$883	21.0%	$—	$(403)	$14	$3,708	$2.57

Currency										49	0.04

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,757	$2.61

Diluted Average Shares Outstanding											1,441

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(15)		—	95	—	(89)	(0.06)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	6		—	5	—	(11)	(0.01)

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$850	21.3%	$—	$(401)	$15	$3,528	$2.42
Net earnings from divestitures - KDP	—	—	—	—	(5)		—	23	—	(18)	(0.02)
Change in equity method investee items	—	—	—	—	(2)		—	8	—	(6)	—

Adjusted (Non-GAAP) - As Recast	$4,264	$(66)	$338	$3,992	$843	21.1%	$—	$(370)	$15	$3,504	$2.40

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,149	$(36)	$244	$941	$344	36.6%	$(452)	$(110)	$3	$1,156	$0.80
Simplify to Grow Program	112	1	—	111	26		—	—	—	85	0.06
Mark-to-market (gains)/losses from derivatives	(58)	—	(1)	(57)	(13)		—	—	—	(44)	(0.03)
Acquisition integration costs	2	—	—	2	2		—	—	—	—	—
Net earnings from divestitures	—	—	—	—	(3)		—	13	—	(10)	—
Costs associated with JDE Peet’s transaction	—	—	—	—	11		—	—	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(2)	2	—		—	—	—	2	—
Impact from resolution of tax matters	(20)	—	28	(48)	(16)		—	—	—	(32)	(0.02)
Loss on debt extinguishment and related expenses	—	—	(185)	185	46		—	—	—	139	0.10
Initial impacts from enacted tax law changes	—	—	—	—	(6)		—	—	—	6	—
Gain on equity method investment transactions	—	—	—	—	(108)		452	—	—	(344)	(0.24)
Equity method investee items	—	—	—	—	—		—	(15)	—	15	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,188	$(35)	$84	$1,139	$283	24.8%	$—	$(112)	$3	$965	$0.67
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	9	—	(7)	—
Change in equity method investee items	—	—	—	—	—		—	—	—	—	—

Adjusted (Non-GAAP) - As Recast	$1,188	$(35)	$84	$1,139	$281	24.7%	$—	$(103)	$3	$958	$0.67

Currency										(26)	(0.02)

Adjusted @ Constant FX (Non-GAAP) - As Recast										$932	$0.65

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$906	$(18)	$70	$854	$230	26.9%	$—	$(112)	$3	$733	$0.50
Simplify to Grow Program	138	—	—	138	36		—	—	—	102	0.07
Mark-to-market (gains)/losses from derivatives	(22)	—	1	(23)	(5)		—	—	—	(18)	(0.01)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Net earnings from divestitures	—	—	—	—	(4)		—	23	—	(19)	(0.01)
Remeasurement of net monetary position	(6)	—	—	(6)	—		—	—	—	(6)	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.04
Initial impacts from enacted tax law changes	—	—	—	—	(1)		—	—	—	1	—
Equity method investee items	—	—	—	—	1		—	(11)	—	10	0.01
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,101	$(18)	$68	$1,051	$279	26.5%	$—	$(100)	$3	$869	$0.60
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	6	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	—

Adjusted (Non-GAAP) - As Recast	$1,101	$(18)	$68	$1,051	$278	26.5%	$—	$(92)	$3	$862	$0.59

Diluted Average Shares Outstanding											1,453

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended September 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,135	$(38)	$89	$1,084	$391	36.1%	$(345)	$(84)	$3	$1,119	$0.78
Simplify to Grow Program	114	—	—	114	22		—	—	—	92	0.06
Intangible asset impairment charges	54	—	—	54	12		—	—	—	42	0.03
Mark-to-market (gains)/losses from derivatives	(145)	—	3	(148)	(27)		—	—	—	(121)	(0.08)
Acquisition-related costs	—	—	—	—	(3)		—	—	—	3	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	—	—	—	—	(6)		—	17	—	(11)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Initial impacts from enacted tax law changes	—	—	—	—	(30)		—	—	—	30	0.02
Gain on equity method investment transactions	—	—	—	—	(77)		345	—	—	(268)	(0.19)
Equity method investee items	—	—	—	—	2		—	(37)	—	35	0.03
Rounding	(1)	—	—	(1)	—		—	—	—	(1)	—

Adjusted (Non-GAAP)	$1,165	$(38)	$89	$1,114	$285	25.6%	$—	$(104)	$3	$930	$0.64
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	7	—	(5)	—
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,165	$(38)	$89	$1,114	$282	25.3%	$—	$(95)	$3	$924	$0.64

Currency										4	—

Adjusted @ Constant FX (Non-GAAP) - As Recast										$928	$0.64

Diluted Average Shares Outstanding											1,442

	For the Three Months Ended September 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$876	$(13)	$205	$684	$(633)	(92.5)%	$—	$(114)	$5	$1,426	$0.98
Simplify to Grow Program	151	(1)	—	152	29		—	—	—	123	0.08
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(20)	—	(2)	(18)	(8)		—	—	—	(10)	(0.01)
Acquisition-related costs	1	—	—	1	1		—	—	—	—	—
Divestiture-related costs	(4)	—	—	(4)	(1)		—	—	—	(3)	—
Net earnings from divestitures	—	—	—	—	(4)		—	23	—	(19)	(0.01)
Gain on divestitures	(3)	—	—	(3)	1		—	—	—	(4)	—
Remeasurement of net monetary position	1	—	—	1	—		—	—	—	1	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	766		—	—	—	(764)	(0.53)
Equity method investee items	—	—	—	—	1		—	(7)	—	6	0.01
Rounding	1	—	—	1	—		—	—	—	1	—

Adjusted (Non-GAAP)	$1,065	$(14)	$89	$990	$166	16.8%	$—	$(98)	$5	$917	$0.63
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	6	—	(5)	(0.01)
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	—

Adjusted (Non-GAAP) - As Recast	$1,065	$(14)	$89	$990	$164	16.6%	$—	$(90)	$5	$911	$0.62

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended June 30, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$713	$(31)	$85	$659	$341	51.7%	$(121)	$(106)	$1	$544	$0.38
Simplify to Grow Program	76	(4)	—	80	20		—	—	—	60	0.04
Intangible asset impairment charges	90	—	—	90	21		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	2	—	—	2	—		—	—	—	2	—
Acquisition integration costs	2	—	—	2	—		—	—	—	2	—
Acquisition-related costs	10	—	—	10	2		—	—	—	8	0.01
Divestiture-related costs	(2)	—	—	(2)	—		—	—	—	(2)	—
Net earnings from divestitures	—	—	—	—	(1)		—	16	—	(15)	(0.01)
Costs associated with JDE Peet’s transaction	48	—	—	48	(261)		—	—	—	309	0.21
Remeasurement of net monetary position	3	—	—	3	—		—	—	—	3	—
Impact from pension participation changes	—	—	(3)	3	—		—	—	—	3	—
Gain on equity method investment transactions	—	—	—	—	—		121	—	—	(121)	(0.08)
Equity method investee items	—	—	—	—	4		—	(23)	—	19	0.01

Adjusted (Non-GAAP)	$942	$(35)	$82	$895	$126	14.1%	$—	$(113)	$1	$881	$0.61
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	4	—	(3)	—
Change in equity method investee items	—	—	—	—	—		—	4	—	(4)	—

Adjusted (Non-GAAP) - As Recast	$942	$(35)	$82	$895	$125	14.0%	$—	$(105)	$1	$874	$0.61

Currency										26	0.02

Adjusted @ Constant FX (Non-GAAP) - As Recast										$900	$0.63

Diluted Average Shares Outstanding											1,439

	For the Three Months Ended June 30, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,025	$(12)	$101	$936	$216	23.1%	$25	$(109)	$1	$803	$0.55
Simplify to Grow Program	83	(5)	—	88	19		—	—	—	69	0.05
Mark-to-market (gains)/losses from derivatives	(33)	—	—	(33)	(3)		—	—	—	(30)	(0.02)
Acquisition-related costs	1	—	—	1	—		—	—	—	1	—
Divestiture-related costs	11	—	—	11	1		—	—	—	10	0.01
Net earnings from divestitures	(5)	—	—	(5)	(4)		—	21	—	(22)	(0.02)
Gain on divestitures	(41)	—	—	(41)	(3)		—	—	—	(38)	(0.03)
Remeasurement of net monetary position	(1)	—	—	(1)	—		—	—	—	(1)	—
Impact from pension participation changes	(35)	—	—	(35)	(9)		—	—	—	(26)	(0.02)
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Initial impacts from enacted tax law changes	—	—	—	—	(10)		—	—	—	10	0.01
Loss on equity method investment transactions	—	—	—	—	(2)		(25)	—	—	27	0.02
Equity method investee items	—	—	—	—	1		—	(7)	—	6	0.01

Adjusted (Non-GAAP)	$1,008	$(17)	$101	$924	$206	22.3%	$—	$(95)	$1	$812	$0.56
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	6	—	(4)	—
Change in equity method investee items	—	—	—	—	(1)		—	2	—	(1)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,008	$(17)	$101	$924	$203	22.0%	$—	$(87)	$1	$807	$0.55

Diluted Average Shares Outstanding											1,458

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2020
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$856	$(33)	$190	$699	$148	21.2%	$(71)	$(121)	$7	$736	$0.51
Simplify to Grow Program	58	—	—	58	13		—	—	—	45	0.03
Mark-to-market (gains)/losses from derivatives	185	—	1	184	32		—	—	—	152	0.11
Acquisition-related costs	5	—	—	5	1		—	—	—	4	—
Net earnings from divestitures	—	—	—	—	(5)		—	28	—	(23)	(0.01)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
Impact from pension participation changes	—	—	(3)	3	1		—	—	—	2	—
Loss related to interest rate swaps	—	—	(103)	103	24		—	—	—	79	0.05
Gain on equity method investment transactions	—	—	—	—	(17)		71	—	—	(54)	(0.04)
Equity method investee items	—	—	—	—	1		—	(16)	—	15	0.01

Adjusted (Non-GAAP)	$1,106	$(33)	$85	$1,054	$198	18.8%	$—	$(109)	$7	$958	$0.66
Net earnings from divestitures - KDP	—	—	—	—	(2)		—	8	—	(6)	—
Change in equity method investee items	—	—	—	—	(1)		—	1	—	—	—

Adjusted (Non-GAAP) - As Recast	$1,106	$(33)	$85	$1,054	$195	18.5%	$—	$(100)	$7	$952	$0.66

Currency										43	0.03

Adjusted @ Constant FX (Non-GAAP) - As Recast										$995	$0.69

Diluted Average Shares Outstanding											1,445

	For the Three Months Ended March 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$1,036	$(17)	$80	$973	$189	19.4%	$(23)	$(166)	$6	$967	$0.66
Simplify to Grow Program	70	—	—	70	19		—	—	—	51	0.04
Mark-to-market (gains)/losses from derivatives	(16)	—	—	(16)	(3)		—	—	—	(13)	(0.01)
Divestiture-related costs	(1)	—	—	(1)	—		—	—	—	(1)	—
Net earnings from divestitures	(4)	—	—	(4)	(3)		—	28	—	(29)	(0.02)
Remeasurement of net monetary position	2	—	—	2	—		—	—	—	2	—
CEO transition remuneration	3	—	—	3	—		—	—	—	3	—
Initial impacts from enacted tax law changes	—	—	—	—	(1)		—	—	—	1	—
Gain on equity method investment transactions	—	—	—	—	(5)		23	—	—	(18)	(0.01)
Equity method investee items	—	—	—	—	3		—	30	—	(33)	(0.02)

Adjusted (Non-GAAP)	$1,090	$(17)	$80	$1,027	$199	19.4%	$—	$(108)	$6	$930	$0.64
Net earnings from divestitures - KDP	—	—	—	—	(1)		—	5	—	(4)	—
Change in equity method investee items	—	—	—	—	—		—	2	—	(2)	(0.01)

Adjusted (Non-GAAP) - As Recast	$1,090	$(17)	$80	$1,027	$198	19.3%	$—	$(101)	$6	$924	$0.63

Diluted Average Shares Outstanding											1,461

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 1.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Earnings and Tax Rate

(in millions of U.S. dollars and shares, except per share data)

(Unaudited)

	For the Twelve Months Ended December 31, 2019
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Loss on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,843	$(60)	$456	$3,447	$2	0.1%	$2	$(501)	$15	$3,929	$2.69
Simplify to Grow Program	442	(6)	—	448	103		—	—	—	345	0.24
Intangible asset impairment charges	57	—	—	57	14		—	—	—	43	0.03
Mark-to-market (gains)/losses from derivatives	(91)	—	(1)	(90)	(19)		—	—	—	(71)	(0.05)
Acquisition-related costs	3	—	—	3	1		—	—	—	2	—
Divestiture-related costs	6	—	—	6	—		—	—	—	6	—
Net earnings from divestitures	(9)	—	—	(9)	(15)		—	95	—	(89)	(0.06)
Gain on divestitures	(44)	—	—	(44)	(3)		—	—	—	(41)	(0.03)
Remeasurement of net monetary position	(4)	—	—	(4)	—		—	—	—	(4)	—
Impact from pension participation changes	(35)	—	(6)	(29)	(8)		—	—	—	(21)	(0.02)
Impact from resolution of tax matters	85	—	—	85	21		—	—	—	64	0.05
CEO transition remuneration	9	—	—	9	—		—	—	—	9	0.01
Loss related to interest rate swaps	—	—	(111)	111	—		—	—	—	111	0.08
Initial impacts from enacted tax law changes	2	—	—	2	754		—	—	—	(752)	(0.52)
Loss on equity method investment transactions	—	—	—	—	(6)		(2)	—	—	8	0.01
Equity method investee items	—	—	—	—	6		—	5	—	(11)	(0.01)

Adjusted (Non-GAAP)	$4,264	$(66)	$338	$3,992	$850	21.3%	$—	$(401)	$15	$3,528	$2.42
Net earnings from divestitures - KDP	—	—	—	—	(5)		—	23	—	(18)	(0.02)
Change in equity method investee items	—	—	—	—	(2)		—	8	—	(6)	—

Adjusted (Non-GAAP) - As Recast	$4,264	$(66)	$338	$3,992	$843	21.1%	$—	$(370)	$15	$3,504	$2.40

Currency										217	0.15

Adjusted @ Constant FX (Non-GAAP) - As Recast										$3,721	$2.55

Diluted Average Shares Outstanding											1,458

	For the Twelve Months Ended December 31, 2018
	Operating Income	Benefit plan non- service expense / (income)	Interest and other expense, net	Earnings before income taxes	Income taxes (1)	Effective tax rate	Gain on equity method investment transactions	Equity method investment net losses / (earnings)	Non- controlling interest earnings	Net Earnings attributable to Mondelēz International	Diluted EPS attributable to Mondelēz International
Reported (GAAP)	$3,312	$(50)	$520	$2,842	$773	27.2%	$(778)	$(484)	$14	$3,317	$2.23
Simplify to Grow Program	626	(5)	—	631	156		—	—	—	475	0.32
Intangible asset impairment charges	68	—	—	68	16		—	—	—	52	0.03
Mark-to-market (gains)/losses from derivatives	(141)	—	1	(142)	(10)		—	—	—	(132)	(0.09)
Acquisition integration costs	3	—	—	3	—		—	—	—	3	—
Acquisition-related costs	13	—	—	13	3		—	—	—	10	0.01
Divestiture-related costs	(1)	—	—	(1)	(2)		—	—	—	1	—
Net earnings from divestitures	(19)	—	—	(19)	(19)		—	103	—	(103)	(0.07)
Remeasurement of net monetary position	11	—	—	11	—		—	—	—	11	0.01
Impact from pension participation changes	423	—	(6)	429	108		—	—	—	321	0.22
Impact from resolution of tax matters	(15)	—	(4)	(11)	6		—	—	—	(17)	(0.01)
CEO transition remuneration	22	—	—	22	5		—	—	—	17	0.01
Gain related to interest rate swaps	—	—	10	(10)	(2)		—	—	—	(8)	(0.01)
Loss on debt extinguishment and related expenses	—	—	(140)	140	35		—	—	—	105	0.07
Initial impacts from enacted tax law changes	—	—	—	—	(33)		—	—	—	33	0.02
Gain on equity method investment transactions	—	—	—	—	(192)		778	—	—	(586)	(0.39)
Equity method investee items	—	—	—	—	(10)		—	11	—	(1)	—

Adjusted (Non-GAAP)	$4,302	$(55)	$381	$3,976	$834	21.0%	$—	$(370)	$14	$3,498	$2.35
Net earnings from divestitures - KDP	—	—	—	—	(7)		—	31	—	(24)	(0.01)
Change in equity method investee items	—	—	—	—	3		—	(10)	—	7	—

Adjusted (Non-GAAP) - As Recast	$4,302	$(55)	$381	$3,976	$830	20.9%	$—	$(349)	$14	$3,481	$2.34

Diluted Average Shares Outstanding											1,486

(1)	Taxes were computed for each of the items excluded from the company’s GAAP results based on the facts and tax assumptions associated with each item.

Schedule 2.a

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Six Months Ended June 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.44	$0.89	$0.55	61.8%
Simplify to Grow Program	0.13	0.07	0.06
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.08)	0.11	(0.19)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	—	(0.02)	0.02
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Impact from pension participation changes	0.02	—	0.02
Loss related to interest rate swaps	—	0.06	(0.06)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Initial impacts from enacted tax law changes	0.07	—	0.07
Gain on equity method investment transactions	(0.26)	(0.12)	(0.14)
Equity method investee items	0.04	0.02	0.02

Adjusted EPS (Non-GAAP)	$1.46	$1.28	$0.18	14.1%
Net earnings from divestitures - KDP	(0.01)	(0.01)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$1.45	$1.27	$0.18	14.2%
Impact of favorable currency	(0.07)	—	(0.07)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$1.38	$1.27	$0.11	8.7%

Schedule 2.b

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.76	$0.38	$0.38	100.0%
Simplify to Grow Program	0.07	0.04	0.03
Intangible asset impairment charges	0.02	0.05	(0.03)
Mark-to-market (gains)/losses from derivatives	(0.02)	—	(0.02)
Acquisition-related costs	0.01	0.01	—
Net earnings from divestitures	—	(0.01)	0.01
Costs associated with JDE Peet’s transaction	—	0.21	(0.21)
Impact from pension participation changes	0.02	—	0.02
Initial impacts from enacted tax law changes	0.07	—	0.07
Gain on equity method investment transactions	(0.27)	(0.08)	(0.19)
Equity method investee items	—	0.01	(0.01)

Adjusted EPS (Non-GAAP)	$0.66	$0.61	$0.05	8.2%
Net earnings from divestitures - KDP	—	—	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.66	$0.61	$0.05	8.2%
Impact of favorable currency	(0.04)	—	(0.04)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.62	$0.61	$0.01	1.6%

Schedule 2.c

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2021	2020	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.68	$0.51	$0.17	33.3%
Simplify to Grow Program	0.07	0.03	0.04
Mark-to-market (gains)/losses from derivatives	(0.07)	0.11	(0.18)
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	—	(0.01)	0.01
Loss related to interest rate swaps	—	0.05	(0.05)
Loss on debt extinguishment and related expenses	0.07	—	0.07
Gain on equity method investment transactions	—	(0.04)	0.04
Equity method investee items	0.04	0.01	0.03

Adjusted EPS (Non-GAAP)	$0.80	$0.66	$0.14	21.2%
Net earnings from divestitures - KDP	(0.01)	—	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.79	$0.66	$0.13	19.7%
Impact of favorable currency	(0.03)	—	(0.03)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.76	$0.66	$0.10	15.2%

Schedule 2.d

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.47	$2.69	$(0.22)	(8.2)%
Simplify to Grow Program	0.20	0.24	(0.04)
Intangible asset impairment charges	0.08	0.03	0.05
Mark-to-market (gains)/losses from derivatives	(0.01)	(0.05)	0.04
Acquisition-related costs	0.01	—	0.01
Net earnings from divestitures	(0.04)	(0.06)	0.02
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.20	—	0.20
Remeasurement of net monetary position	0.01	—	0.01
Impact from pension participation changes	0.01	(0.02)	0.03
Impact from resolution of tax matters	(0.02)	0.05	(0.07)
CEO transition remuneration	—	0.01	(0.01)
Loss related to interest rate swaps	0.05	0.08	(0.03)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Initial impacts from enacted tax law changes	0.02	(0.52)	0.54
(Gain)/loss on equity method investment transactions	(0.55)	0.01	(0.56)
Equity method investee items	0.06	(0.01)	0.07

Adjusted EPS (Non-GAAP)	$2.59	$2.42	$0.17	7.0%
Net earnings from divestitures - KDP	(0.02)	(0.02)	—
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$2.57	$2.40	$0.17	7.1%
Impact of unfavorable currency	0.04	—	0.04

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.61	$2.40	$0.21	8.8%

Schedule 2.e

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended December 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.80	$0.50	$0.30	60.0%
Simplify to Grow Program	0.06	0.07	(0.01)
Mark-to-market (gains)/losses from derivatives	(0.03)	(0.01)	(0.02)
Net earnings from divestitures	—	(0.01)	0.01
Costs associated with JDE Peet’s transaction	(0.01)	—	(0.01)
Impact from resolution of tax matters	(0.02)	0.04	(0.06)
Loss on debt extinguishment and related expenses	0.10	—	0.10
Gain on equity method investment transactions	(0.24)	—	(0.24)
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.67	$0.60	$0.07	11.7%
Net earnings from divestitures - KDP	—	(0.01)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.67	$0.59	$0.08	13.6%
Impact of favorable currency	(0.02)	—	(0.02)

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.65	$0.59	$0.06	10.2%

Schedule 2.f

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended September 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.78	$0.98	$(0.20)	(20.4)%
Simplify to Grow Program	0.06	0.08	(0.02)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.08)	(0.01)	(0.07)
Net earnings from divestitures	(0.01)	(0.01)	—
Loss related to interest rate swaps	—	0.08	(0.08)
Initial impacts from enacted tax law changes	0.02	(0.53)	0.55
Gain on equity method investment transactions	(0.19)	—	(0.19)
Equity method investee items	0.03	0.01	0.02

Adjusted EPS (Non-GAAP)	$0.64	$0.63	$0.01	1.6%
Net earnings from divestitures - KDP	—	(0.01)	0.01
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$0.64	$0.62	$0.02	3.2%
Impact of currency	—	—	—

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.64	$0.62	$0.02	3.2%

Schedule 2.g

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended June 30,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.38	$0.55	$(0.17)	(30.9)%
Simplify to Grow Program	0.04	0.05	(0.01)
Intangible asset impairment charges	0.05	—	0.05
Mark-to-market (gains)/losses from derivatives	—	(0.02)	0.02
Acquisition-related costs	0.01	—	0.01
Divestiture-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.01)	(0.02)	0.01
Gain on divestitures	—	(0.03)	0.03
Costs associated with JDE Peet’s transaction	0.21	—	0.21
Impact from pension participation changes	—	(0.02)	0.02
Initial impacts from enacted tax law changes	—	0.01	(0.01)
(Gain)/loss on equity method investment transactions	(0.08)	0.02	(0.10)
Equity method investee items	0.01	0.01	—

Adjusted EPS (Non-GAAP)	$0.61	$0.56	$0.05	8.9%
Net earnings from divestitures - KDP	—	—	—
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.61	$0.55	$0.06	10.9%
Impact of unfavorable currency	0.02	—	0.02

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.63	$0.55	$0.08	14.5%

Schedule 2.h

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Three Months Ended March 31,
	2020	2019	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$0.51	$0.66	$(0.15)	(22.7)%
Simplify to Grow Program	0.03	0.04	(0.01)
Mark-to-market (gains)/losses from derivatives	0.11	(0.01)	0.12
Net earnings from divestitures	(0.01)	(0.02)	0.01
Loss related to interest rate swaps	0.05	—	0.05
Gain on equity method investment transactions	(0.04)	(0.01)	(0.03)
Equity method investee items	0.01	(0.02)	0.03

Adjusted EPS (Non-GAAP)	$0.66	$0.64	$0.02	3.1%
Net earnings from divestitures - KDP	—	—	—
Change in equity method investee items	—	(0.01)	0.01

Adjusted EPS (Non-GAAP) - As Recast	$0.66	$0.63	$0.03	4.8%
Impact of unfavorable currency	0.03	—	0.03

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$0.69	$0.63	$0.06	9.5%

Schedule 2.i

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Diluted EPS

(Unaudited)

	For the Twelve Months Ended December 31,
	2019	2018	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$2.69	$2.23	$0.46	20.6%
Simplify to Grow Program	0.24	0.32	(0.08)
Intangible asset impairment charges	0.03	0.03	—
Mark-to-market (gains)/losses from derivatives	(0.05)	(0.09)	0.04
Acquisition-related costs	—	0.01	(0.01)
Net earnings from divestitures	(0.06)	(0.07)	0.01
Gain on divestitures	(0.03)	—	(0.03)
Remeasurement of net monetary position	—	0.01	(0.01)
Impact from pension participation changes	(0.02)	0.22	(0.24)
Impact from resolution of tax matters	0.05	(0.01)	0.06
CEO transition remuneration	0.01	0.01	—
(Gain)/loss related to interest rate swaps	0.08	(0.01)	0.09
Loss on debt extinguishment and related expenses	—	0.07	(0.07)
Initial impacts from enacted tax law changes	(0.52)	0.02	(0.54)
(Gain)/loss on equity method investment transactions	0.01	(0.39)	0.40
Equity method investee items	(0.01)	—	(0.01)

Adjusted EPS (Non-GAAP)	$2.42	$2.35	$0.07	3.0%
Net earnings from divestitures - KDP	(0.02)	(0.01)	(0.01)
Change in equity method investee items	—	—	—

Adjusted EPS (Non-GAAP) - As Recast	$2.40	$2.34	$0.06	2.6%
Impact of unfavorable currency	0.15	—	0.15

Adjusted EPS @ Constant FX (Non-GAAP) - As Recast	$2.55	$2.34	$0.21	9.0%